Loans and Allowance for Credit Losses	12 Months Ended
Oct. 31, 2025
Text Block [Abstract]
Loans and Allowance for Credit Losses
Note 3: Loans and Allowance for Credit Losses
Loans
Loans are initially measured at fair value plus directly attributable costs, and are subsequently measured at amortized cost using the effective interest method, where the objective of the business model is to collect contractual cash flows, and the cash flows of those loans represent solely payments of principal and interest; otherwise, the loans are measured at FVTPL. Where the loans are held with the objective of both collecting contractual cash flows and selling the loans, and the cash flows represent solely payments of principal and interest, the loans are measured at FVOCI. The effective interest method allocates interest income over the expected term of the loan by applying the effective interest rate to the carrying amount of the loan. The effective interest rate is defined as the rate that discounts estimated future cash flows through the expected term of the loan to the gross carrying amount of the loan. Under the effective interest method, the amount recognized in interest, dividend and fee income, loans, varies over the term of the loan based on the principal outstanding. The treatment of interest income for impaired loans is described below.

Securities Borrowed or Purchased Under Resale Agreements
Securities borrowed or purchased under resale agreements represent the amounts we will receive as a result of our commitment to return or resell securities that we have borrowed or purchased, back to the original lender or seller, on a specified date at a specified price. We account for these instruments as if they were loans.
Lending Fees
Lending fees primarily arise in Canadian P&C, U.S. Banking and Capital Markets. The accounting treatment for lending fees varies depending on the transaction. Certain loan origination, restructuring and renegotiation fees are recorded as interest income over the term of the loan, while other lending fees are taken into income at the time of loan origination. Commitment fees are calculated as a percentage of the facility balance at the end of each period. The fees are recorded as interest income over the term of the loan, unless we believe the loan commitment will not be used. In the latter case, commitment fees are recorded as lending fees earned over the commitment period. Loan syndication fees are payable and included in lending fees at the time the syndication is completed.
Impaired Loans
We classify a loan as impaired (Stage 3) when one or more loss events have occurred, such as bankruptcy or payment default, or when collection of the full amount of principal and interest is no longer reasonably assured. Loans are in default when the borrower is unlikely to pay its credit obligations in full without recourse by the bank, such as realizing security, or when the borrower’s payments are more than a defined number of days past due.
Generally
, consumer loans in both Canada and the United States are classified as impaired when payment is contractually 90 days past due, or one year past due for residential mortgages if guaranteed by the Government of Canada. Credit card loans are immediately written off when principal or interest payments are 180 days past due, and are not reported as impaired. In Canada, consumer instalment loans, other personal loans and some small business loans are normally written off when payment is one year past due. In the United States, consumer loans are generally written off when payment is 180 days past due, except for non-real
estate term loans, which are generally written off when payment is 120 days past due. For the purpose of measuring the amount to be written off, the determination of the recoverable amount includes the value of any collateral and an estimate of future recoveries.
Corporate and commercial loans are classified as impaired when we determine there is no longer reasonable assurance that principal or interest will be collected in their entirety on a timely basis. Generally, we consider corporate and commercial loans to be impaired when payments are 90 days past due. Corporate and commercial loans are written off following a review on an individual loan basis that confirms all reasonable recovery attempts have been exhausted.
Overdrafts are considered to be past due once the customer has breached an advised limit or has been advised of a limit lower than currently outstanding or, in the case of retail overdrafts, has not brought the overdraft down to a $nil balance within a specified time period.
A loan will be reclassified to performing status when we determine that there is reasonable assurance of full and timely repayment of interest and principal in accordance with the terms and conditions of the loan, and that none of the criteria for classification of the loan as impaired continue to apply.
Once a loan has been identified as impaired, we continue to recognize interest income based on the original effective interest rate on the loan amount net of its related allowance. In the periods following the recognition of impairment, adjustments to the allowance for these loans to reflect the time value of money are recognized as interest income. Interest income on impaired loans of $358 million was recognized for the year ended October 31, 2025 ($306 million in 2024).
Allowance for Credit Losses
The ACL recorded in our Consolidated Balance Sheet is maintained at a level that we consider adequate to absorb credit-related losses on our loans and other credit instruments. The ACL amounted to $5,739 million as at October 31, 2025 ($4,936 million as at October 31, 2024), of which $5,050 million ($4,356 million as at October 31, 2024) was recorded in loans and $
689
 million ($
580

million as at October 31, 2024) was recorded in other liabilities in our Consolidated Balance Sheet. Changes in the gross balances, including originations, maturities, sales, write-offs and repayments in the normal course of operations, impact the ACL.
Allowance on Performing Loans
We maintain an allowance in order to cover impairment in the existing portfolio for loans that have not yet been individually identified as
impaired. Our approach to establishing and maintaining the allowance on performing loans is based on the requirements of IFRS 9, considering guidelines issued by OSFI.
Under the IFRS 9 ECL methodology, an allowance is recorded for ECL on financial assets regardless of whether there has been an actual impairment. We recognize an ACL at an amount generally equal to
12-month
ECL, if the credit risk at the reporting date has not increased significantly since initial recognition (Stage 1). We will record ECL over the remaining life of performing financial assets that are considered to have experienced a significant increase in credit risk (Stage 2).
The determination of a significant increase in credit risk takes into account many different factors and varies by product and risk segment. Our methodology for determining a significant increase in credit risk is based on the change in PD between origination and reporting date, assessed using probability-weighted scenarios, as well as certain other criteria, such as
30-day
past due and watchlist status.
For each exposure, ECL is a function of PD, exposure at default (EAD) and loss given default (LGD), with the timing of the expected loss also considered, and is estimated by incorporating forward-looking economic information and using experienced credit judgment to reflect factors not captured in ECL models.

PD represents the likelihood that a loan will not be repaid and will go into default within either a
12-month
horizon for Stage 1 or a lifetime horizon for Stage 2. PD for each individual financial asset is modelled based on historical data and is estimated based on current market conditions and reasonable and supportable information about future economic conditions.
EAD is modelled based on historical data and represents an estimate of the amount of credit exposure outstanding at the time a default may occur. For off-balance
sheet and undrawn amounts, EAD includes an estimate of any further amounts to be drawn at the time of default.
LGD is the amount that may not be recovered in the event of default and is modelled based on historical data and reasonable and supportable information about future economic conditions, where appropriate. LGD takes into consideration the amount and quality of any collateral held.
We consider past events, current market conditions and reasonable and supportable forward-looking information about future economic conditions in determining the amount of expected losses. In assessing information about possible future economic conditions, we utilize multiple economic scenarios, including our base case scenario, which in our view represents the most probable outcome, as well as upside, downside and severe downside scenarios, all of which are developed by our Economics group. Key economic variables used in determining the ACL reflect the geographic diversity of our portfolios, where appropriate.
In considering the lifetime of a loan, the contractual period of the loan, including prepayment, extension and other options, is generally used. For revolving instruments, such as credit cards, which may not have a defined contractual period, the lifetime is based on historical behaviour.
Our ECL methodology also requires the use of experienced credit judgment to incorporate the estimated impact of factors that are not captured in the modelled ECL results. We applied experienced credit judgment to reflect the continuing impact of the uncertain environment on credit conditions and the economy.
Allowance on Impaired Loans
We review our loans on an ongoing basis to assess whether any loans should be classified as impaired and whether an allowance or write-off
should be recorded (excluding credit card loans, which are written off when principal or interest payments are 180 days past due). The review of individually significant impaired loans is conducted at least quarterly by account managers, each of whom assesses the ultimate collectability and estimated recoveries for a specific loan based on all events and conditions that are relevant to the loan. This assessment is then reviewed and approved by an independent credit officer.
Individually Significant Impaired Loans
To determine the amount we expect to recover from an individually significant impaired loan, we use the value of the estimated future cash flows discounted at the loan’s original effective interest rate. The determination of estimated future cash flows of a collateralized impaired loan reflects our best estimate of the realization of the underlying security, net of expected costs and any amounts legally required to be paid to the borrower. This estimate may change over time as new information becomes available or as work-out
strategies evolve, resulting in revisions to the allowance. Security can vary by type of loan and may be in the form of cash, securities, real estate properties, accounts receivable, guarantees, inventory or other capital assets.
Individually Insignificant Impaired Loans
Residential mortgages, consumer instalment loans, other personal loans and some small business loans are individually insignificant and may be assessed individually or collectively for losses at the time of impairment
, taking into account historical loss experience and expectations of future economic conditions.
Collectively assessed loans are grouped together by similar risk characteristics, such as type of instrument, geographic location, industry, type of collateral and term to maturity.

The following table shows the continuity in the loss allowance, by product type, for the years ended October 31, 2025 and 2024. Transfers represent the amount of ECL that moved between stages during the year; for example, from a
12-month
(Stage 1) to a lifetime (Stage 2) ECL measurement basis. Net remeasurement represents the ECL impact due to transfers between stages, as well as changes in economic forecasts and credit quality. Model changes include the ECL impact of new calculation models or methodologies.

(Canadian $ in millions)				2025				2024
	Stage 1	Stage 2	Stage 3 (1)	Total	Stage 1	Stage 2	Stage 3 (1)	Total
Loans: Residential mortgages
Balance as at beginning of year	$56	$186	$19	$261	$73	$151	$10	$234
Transfer to Stage 1	151	(148)	(3)	–	132	(130)	(2)	–
Transfer to Stage 2	(15)	50	(35)	–	(26)	42	(16)	–
Transfer to Stage 3	–	(44)	44	–	(1)	(29)	30	–
Net remeasurement of loss allowance	(135)	154	54	73	(142)	170	36	64
Loan originations	23	–	–	23	24	–	–	24
Derecognitions and maturities	(5)	(16)	–	(21)	(3)	(13)	–	(16)
Model changes	(20)	(3)	–	(23)	(1)	(5)	–	(6)
Total PCL (2)	(1)	(7)	60	52	(17)	35	48	66
Write-offs (3)	–	–	(10)	(10)	–	–	(5)	(5)
Recoveries of previous write-offs	–	–	9	9	–	–	7	7
Foreign exchange and other	1	–	(66)	(65)	–	–	(41)	(41)
Balance as at end of year	$56	$179	$12	$247	$56	$186	$19	$261
Loans: Consumer instalment and other personal
Balance as at beginning of year	$197	$471	$175	$843	$220	$434	$152	$806
Transfer to Stage 1	331	(310)	(21)	–	301	(283)	(18)	–
Transfer to Stage 2	(62)	114	(52)	–	(44)	91	(47)	–
Transfer to Stage 3	(7)	(177)	184	–	(7)	(133)	140	–
Net remeasurement of loss allowance	(317)	421	483	587	(237)	355	437	555
Loan originations	32	–	–	32	54	–	–	54
Derecognitions and maturities	(19)	(40)	–	(59)	(16)	(38)	(12)	(66)
Model changes	46	77	–	123	15	46	–	61
Total PCL (2)	4	85	594	683	66	38	500	604
Write-offs (3)	–	–	(692)	(692)	–	–	(623)	(623)
Recoveries of previous write-offs	–	–	151	151	–	–	195	195
Foreign exchange and other	(1)	(1)	(68)	(70)	(89)	(1)	(49)	(139)
Balance as at end of year	$200	$555	$160	$915	$197	$471	$175	$843
Loans: Credit cards
Balance as at beginning of year	$233	$472	$–	$705	$188	$308	$–	$496
Transfer to Stage 1	239	(239)	–	–	226	(226)	–	–
Transfer to Stage 2	(115)	116	(1)	–	(64)	64	–	–
Transfer to Stage 3	(9)	(453)	462	–	(6)	(290)	296	–
Net remeasurement of loss allowance	(194)	633	311	750	(182)	633	308	759
Loan originations	52	–	–	52	76	–	–	76
Derecognitions and maturities	(13)	(50)	–	(63)	(8)	(27)	–	(35)
Model changes	(2)	135	–	133	4	9	–	13
Total PCL (2)	(42)	142	772	872	46	163	604	813
Write-offs (3)	–	–	(903)	(903)	–	–	(720)	(720)
Recoveries of previous write-offs	–	–	209	209	–	–	171	171
Foreign exchange and other	(3)	(11)	(78)	(92)	(1)	1	(55)	(55)
Balance as at end of year	$188	$603	$–	$791	$233	$472	$–	$705
Loans: Business and government
Balance as at beginning of year	$892	$1,698	$537	$3,127	$1,043	$1,155	$533	$2,731
Transfer to Stage 1	553	(510)	(43)	–	601	(575)	(26)	–
Transfer to Stage 2	(254)	362	(108)	–	(278)	394	(116)	–
Transfer to Stage 3	(8)	(388)	396	–	(9)	(310)	319	–
Net remeasurement of loss allowance	(419)	1,166	1,476	2,223	(599)	1,189	1,748	2,338
Loan originations	285	–	–	285	278	8	–	286
Derecognitions and maturities	(146)	(402)	–	(548)	(147)	(308)	(11)	(466)
Model changes	24	27	–	51	53	57	–	110
Total PCL (2)	35	255	1,721	2,011	(101)	455	1,914	2,268
Write-offs (3)	–	–	(1,367)	(1,367)	–	–	(1,802)	(1,802)
Recoveries of previous write-offs	–	–	314	314	–	–	194	194
Foreign exchange and other	4	44	(347)	(299)	(50)	88	(302)	(264)
Balance as at end of year	$931	$1,997	$858	$3,786	$892	$1,698	$537	$3,127
Total as at end of year	$1,375	$3,334	$1,030	$5,739	$1,378	$2,827	$731	$4,936
Comprising: Loans	$1,119	$2,957	$974	$5,050	$1,143	$2,560	$653	$4,356
Other credit instruments (4)	256	377	56	689	235	267	78	580

(1)	Includes changes in allowance for purchased credit impaired (PCI) loans.
(2)	Excludes PCL on other assets of $(1) million for the year ended October 31, 2025 ($10 million for the year ended October 31 , 2024).
(3)
Generally, we continue to seek recovery on amounts that were written off during the year, unless the loan is sold, we no longer have the right to collect or we have exhausted all reasonable efforts to collect.

(4)	Other credit instruments, including off-balance sheet items, are recorded in other liabilities in our Consolidated Balance Sheet.

Credit Risk Exposure
The following table sets out our credit risk exposure for all loans carried at amortized cost, FVOCI or FVTPL as at October 31, 2025 and 2024. Stage 1 represents performing loans carried with up to a
12-month
ECL, Stage 2 represents performing loans carried with a lifetime ECL and Stage 3 represents loans with a lifetime ECL that are credit impaired.

(Canadian $ in millions)				2025				2024
	Stage 1	Stage 2	Stage 3 (1) (2)	Total	Stage 1	Stage 2	Stage 3 (1) (2)	Total
Loans: Residential mortgages (3)
Exceptionally low	$1	$–	$–	$1	$1	$–	$–	$1
Very low	110,299	844	–	111,143	86,730	5,631	–	92,361
Low	50,148	3,051	–	53,199	52,111	15,080	–	67,191
Medium	7,048	6,713	–	13,761	7,402	5,329	–	12,731
High	240	3,032	–	3,272	268	2,622	–	2,890
Not rated (4)	12,802	952	–	13,754	14,207	1,042	–	15,249
Impaired	–	–	903	903	–	–	657	657
Gross residential mortgages	180,538	14,592	903	196,033	160,719	29,704	657	191,080
ACL	56	178	12	246	56	185	10	251
Carrying amount	180,482	14,414	891	195,787	160,663	29,519	647	190,829
Loans: Consumer instalment and other personal
Exceptionally low	9,984	1	–	9,985	9,162	145	–	9,307
Very low	21,962	35	–	21,997	20,466	903	–	21,369
Low	26,238	2,682	–	28,920	26,125	4,575	–	30,700
Medium	6,991	5,566	–	12,557	7,405	5,526	–	12,931
High	670	2,164	–	2,834	789	2,017	–	2,806
Not rated (4)	14,812	1,009	–	15,821	14,522	475	–	14,997
Impaired	–	–	627	627	–	–	577	577
Gross consumer instalment and other personal	80,657	11,457	627	92,741	78,469	13,641	577	92,687
ACL	182	532	160	874	183	447	168	798
Carrying amount	80,475	10,925	467	91,867	78,286	13,194	409	91,889
Loans: Credit cards (5)
Exceptionally low	1,643	–	–	1,643	1,660	–	–	1,660
Very low	2,129	4	–	2,133	2,166	1	–	2,167
Low	1,846	80	–	1,926	2,110	60	–	2,170
Medium	3,550	1,191	–	4,741	4,544	824	–	5,368
High	592	1,232	–	1,824	746	922	–	1,668
Not rated (4)	260	122	–	382	430	149	–	579
Impaired	–	–	–	–	–	–	–	–
Gross credit cards	10,020	2,629	–	12,649	11,656	1,956	–	13,612
ACL	125	527	–	652	161	421	–	582
Carrying amount	9,895	2,102	–	11,997	11,495	1,535	–	13,030
Loans: Business and government (3) (6)
Acceptable
Investment grade	188,707	3,873	–	192,580	191,742	3,437	–	195,179
Sub-investment grade	139,069	22,700	–	161,769	147,713	15,078	–	162,791
Watchlist	123	21,466	–	21,589	238	22,535	–	22,773
Impaired	–	–	5,561	5,561	–	–	4,609	4,609
Gross business and government	327,899	48,039	5,561	381,499	339,693	41,050	4,609	385,352
ACL	756	1,720	802	3,278	743	1,507	475	2,725
Carrying amount	327,143	46,319	4,759	378,221	338,950	39,543	4,134	382,627
Total gross loans and acceptances	599,114	76,717	7,091	682,922	590,537	86,351	5,843	682,731
Total net loans and acceptances	597,995	73,760	6,117	677,872	589,394	83,791	5,190	678,375
Commitments and financial guarantee contracts
Acceptable
Investment grade	202,913	1,544	–	204,457	198,132	787	–	198,919
Sub-investment grade	65,393	13,733	–	79,126	68,177	6,647	–	74,824
Watchlist	6	9,086	–	9,092	59	8,765	–	8,824
Impaired	–	–	1,660	1,660	–	–	1,373	1,373
Gross commitments and financial guarantee contracts	268,312	24,363	1,660	294,335	266,368	16,199	1,373	283,940
ACL	256	377	56	689	235	267	78	580
Carrying amount (7) (8)	$268,056	$23,986	$1,604	$293,646	$266,133	$15,932	$1,295	$283,360

(1)	Includes PCI loans.
(2)	94% of Stage 3 loans were either fully or partially collateralized as at October 31, 2025 (92% as at October 31, 2024).
(3)
Includes $79 million ($163 million as at October 31, 2024) of residential mortgages and $13,231 million ($12,431 million as at October 31, 2024) of business and government loans that are classified and measured at FVTPL
,
and not subject to ECL.

(4)
Includes purchased portfolios and certain cases where an internal risk rating is not assigned. Alternative credit risk assessments, rating methodologies, policies and tools are used to manage credit risk for these portfolios.

(5)	Credit card loans are immediately written off when principal or interest payments are 180 days past due, and as a result are not reported as impaired in Stage 3.
(6)	Includes customers’ liability under acceptances.
(7)
Represents the total contractual amounts of undrawn credit facilities and other off-balance
sheet exposures, excluding personal lines of credit and credit cards, which are unconditionally cancellable at our discretion.

(8)	Certain commercial borrower commitments are conditional and may include recourse to counterparties.

Loans and ACL by geographic region as at October 31, 2025 and 2024 are as follows:

(Canadian $ in millions)	2025				2024
	Gross amount	ACL on impaired loans (1)	ACL on performing loans (2)	Net amount	Gross amount	ACL on impaired loans (1)	ACL on performing loans (2)	Net amount
By geographic region (3)
Canada	$398,001	$663	$1,842	$395,496	$392,398	$461	$1,531	$390,406
United States	272,996	311	2,203	270,482	277,718	192	2,141	275,385
Other countries	11,214	–	31	11,183	12,256	–	31	12,225
Total	$682,211	$974	$4,076	$677,161	$682,372	$653	$3,703	$678,016

(1)	Excludes ACL on impaired loans of $56 million for other credit instruments, which is included in other liabilities ($78 million as at October 31, 2024).
(2)	Excludes ACL on performing loans of $633 million for other credit instruments, which is included in other liabilities ($502 million as at October 31, 2024).
(3)	Geographic region is based upon the country of ultimate risk.
Impaired (Stage 3) loans, including the related allowances, as at October 31, 2025 and 2024 are as follows:

(Canadian $ in millions)	2025			2024
	Gross impaired amount	ACL on impaired loans (1)	Net impaired amount	Gross impaired amount	ACL on impaired loans (1)	Net impaired amount
Residential mortgages	$903	$12	$891	$657	$10	$647
Consumer instalment and other personal	627	160	467	577	168	409
Business and government (2)	5,561	802	4,759	4,609	475	4,134
Total	$7,091	$974	$6,117	$5,843	$653	$5,190
By geographic region (3)
Canada	$3,550	$663	$2,887	$2,513	$461	$2,052
United States	3,540	311	3,229	3,327	192	3,135
Other countries	1	–	1	3	–	3
Total	$7,091	$974	$6,117	$5,843	$653	$5,190

(1)	Excludes ACL on impaired loans of $56 million for other credit instruments, which is included in other liabilities ($78 million as at October 31, 2024).
(2)	Includes customers’ liability under acceptances.
(3)	Geographic region is based upon the country of ultimate risk.
Loans Past Due Not Impaired
Loans that are past
due
but not classified as impaired are loans for which customers have failed to make payments when contractually due but for which we expect the full amount of principal and interest payments to be collected. The following table presents loans that are past due but not classified as impaired as at October 31, 2025 and 2024. Loans for which payment is less than 30 days past due have been excluded, as they are not generally representative of the borrowers’ ability to meet their payment obligations.

(Canadian $ in millions)	2025			2024
	30 to 89 days	90 days or more (1)	Total	30 to 89 days	90 days or more (1)	Total
Residential mortgages	$854	$7	$861	$696	$15	$711
Credit cards, consumer instalment and other personal	661	171	832	734	173	907
Business and government	616	8	624	689	16	705
Total	$2,131	$186	$2,317	$2,119	$204	$2,323

(1)	Fully secured loans with amounts between 90 and 180 days past due that we have not classified as impaired totalled $7 million as at October 31, 2025 ($16 million as at October 31, 2024).
ECL Sensitivity and Key Economic Variables
The allowance for performing loans is sensitive to changes in both economic forecasts and the probability weight assigned to
each forecast scenario. Many of the factors have a high degree of interdependency, although there is no single factor to which loan loss allowances as a whole are sensitive.
The upside scenario as at October 31, 2025 assumes a materially stronger economic environment than the base case forecast, with lower unemployment rates.
As at October 31, 2025, our base case scenario depicts an economic environment with somewhat higher unemployment rates in the near term, largely in response to tariffs, and a moderate economic recovery over the medium term as trade policy uncertainty diminishes and interest rates decline further. Our base case forecast as at October 31, 2024 depicted a stronger economic environment prior to new tariffs taking effect.
If we assumed a
100
% weight on
the
base case forecast and included the impact of loan migration by restaging, with other assumptions held constant
,
including the application of experienced credit judgment, the allowance for performing loans would be approximately $
3,125
 million as at October
31
,
2025
($
2,625
 million as at October
31
,
2024)
compared to the reported allowance for performing loans of $
4,709
 million ($
4,205
 million as at October
31
,
2024)
.
Effective the second quarter of 2024, we added a fourth scenario to reflect a less severe downside (downside scenario), which improves the continuum of economic forecasts used in the allowance estimation. As at October 31, 2025, our downside scenario assumes a sharp contraction in the Canadian and U.S. economies in the near term, followed by a relatively slow recovery. Our severe downside scenario depicts a
n
even deeper contraction in the Canadian and U.S. economies than in the downside scenario. The severe downside scenario as at October 31, 2024 broadly depicted a similar economic environment over the projection period. If we assumed a 100% severe downside economic forecast and included the impact of loan migration by restaging, with other assumptions held constant, including the application of experienced credit judgment, the allowance for performing loans would be approximately $7,975 million as at October 31, 2025 ($7,500 million as at October 31, 2024) compared to the reported allowance for performing loans of $4,709 million ($4,205 million as at October 31, 2024).
Actual results in a recession will differ, as our loan portfolio will change through time due to migration, growth, risk mitigation actions and other factors. In addition, our allowance will reflect the four economic scenarios used in assessing the allowance, with often unequal weightings attached to each scenario, which can change through time.

The
following
tables show the key economic variables used to estimate the allowance for performing loans forecast over the next 12 months or lifetime measurement period. The variables as at October 31, 2025 include the impact of tariffs and trade policy uncertainty on the economic outlook. While the values disclosed below are national variables, we use regional variables in the underlying models and consider factors impacting particular industries where appropriate.

	As at October 31, 2025
	Scenarios
All figures are average annual values	Upside		Base		Downside		Severe downside
	First 12 months	Remaining horizon (1)	First 12 months	Remaining horizon (1)	First 12 months	Remaining horizon (1)	First 12 months	Remaining horizon (1)
Real GDP growth rates (2)
Canada	3.6%	2.8%	1.1%	2.1%	(2.7)%	1.6%	(4.0)%	1.2%
United States	4.5%	2.4%	1.7%	1.8%	(2.3)%	1.4%	(3.5)%	1.3%
Corporate BBB 10-year spread
Canada	1.2%	1.8%	1.7%	2.0%	3.4%	3.0%	4.2%	3.5%
United States	0.8%	1.5%	1.5%	1.9%	3.5%	3.0%	4.6%	3.6%
Unemployment rates
Canada	6.0%	5.5%	7.1%	6.4%	9.4%	9.6%	9.9%	10.5%
United States	3.6%	3.1%	4.5%	4.4%	6.8%	7.5%	7.5%	8.4%
Housing Price Index (2)
Canada (3)	3.9%	5.8%	(0.4)%	3.4%	(10.5)%	(0.7)%	(19.4)%	(5.0)%
United States (4)	3.7%	3.9%	0.7%	2.4%	(11.6)%	(1.1)%	(20.0)%	(4.3)%

	As at October 31, 2024
	Scenarios
All figures are average annual values	Upside		Base		Downside		Severe downside
	First 12 months	Remaining horizon (1)	First 12 months	Remaining horizon (1)	First 12 months	Remaining horizon (1)	First 12 months	Remaining horizon (1)
Real GDP growth rates (2)
Canada	4.6%	2.6%	1.8%	1.9%	(2.3)%	1.3%	(3.6)%	1.2%
United States	4.3%	2.4%	1.9%	1.9%	(2.1)%	1.4%	(3.4)%	1.3%
Corporate BBB 10-year spread
Canada	1.3%	1.8%	1.9%	2.0%	3.6%	3.0%	4.2%	3.5%
United States	0.9%	1.6%	1.6%	2.0%	3.4%	3.1%	4.6%	3.6%
Unemployment rates
Canada	5.3%	4.8%	7.0%	6.8%	8.8%	9.4%	9.8%	10.5%
United States	3.4%	3.0%	4.7%	4.4%	6.7%	7.3%	7.6%	8.4%
Housing Price Index (2)
Canada (3)	5.9%	5.4%	1.6%	3.0%	(10.9)%	(1.0)%	(19.0)%	(5.0)%
United States (4)	5.9%	4.0%	2.8%	2.6%	(9.6)%	(1.0)%	(19.3)%	(4.3)%

(1)	The remaining forecast period is two years.
(2)	Real gross domestic product (GDP) and housing price index are averages of quarterly year-over-year growth rates.
(3)	In Canada, we use the Housing Price Index Benchmark Composite.
(4)	In the United States, we use the National Case-Shiller House Price Index.
The ECL approach requires the recognition of credit losses generally based on 12 months of expected losses for performing loans (Stage 1) and the recognition of lifetime expected losses on performing loans that have experienced a significant increase in credit risk since origination (Stage 2). Under our current probability-weighted scenarios, if all of our performing loans were in Stage 1, our models would generate an allowance for performing loans of approximately $3,375 million ($3,050 million as at October 31, 2024) compared to the reported allowance for performing loans of $4,709 million as at October 31, 2025 ($4,205 million as at October 31, 2024).
Renegotiated Loans
From time to time we modify the contractual terms of a loan due to the poor financial condition of the borrower. Modifications may include reductions in interest rates, maturity date extensions, payment holidays, payment forgiveness or debt consolidation. We assess renegotiated loans for impairment in line with our existing policies for impairment. When an impaired loan is renegotiated, it will return to performing status when none of the criteria for classification as impaired continue to apply and the borrower has demonstrated good payment behaviour on the restructured terms over a period of time.
The net carrying value of loans with lifetime ACL
modified
during the year ended October 31, 2025 was $2,606 million ($1,595 million in 2024). As at
October 31, 2025, loans previously modified with gross carrying value of $2 million ($3 million as at October 31, 2024)
had
their loss allowance during the year change from lifetime
to 12-month ECL.
Foreclosed Assets
Property or other assets that we receive from borrowers to satisfy their loan commitments are classified as either held for own use or held for sale, according to management’s intention, and recorded initially at fair value for assets held for own use and at the lower of carrying value or fair value less costs to sell for any assets held for sale. Assets held for own use are subsequently accounted for in accordance with the relevant asset classification and assets held for sale are assessed for impairment.
As at October 31, 2025, real estate properties held for sale totalled $
52
 million ($
67

million as at October 31, 2024). These properties are disposed of when considered appropriate. We do not occupy foreclosed properties for our own business use.

Collateral
Collateral is used to manage credit risk related to securities borrowed or purchased under resale agreements, residential mortgages, consumer instalment and other personal loans, and business and government loans. Additional information on our collateral requirements is included in Notes 13 and 24, as well as in the blue-tinted font in the Enterprise-Wide Risk Management section of our Management’s Discussion and Analysis.